U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 30, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of September 1, 2004, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-S3)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 7th Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000
None
(Former Name or Former Address, if Changed Since Last Report)

Item 8.01.  Other Events

The Registrant registered the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2004-S3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-115858) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $579,130,000 aggregate principal amount of Class A, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-S3 on September 30, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 25, 2004, as supplemented by the Prospectus Supplement dated September 27, 2004 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other material operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of September 1, 2004, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Trustee.  The “Certificates” consist of the following classes: Class A, Class A-IO, Class A-SIO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, second lien, fixed rate, fully amortizing and balloon, conventional, residential mortgage loans, with an aggregate outstanding principal balance of $613,809,825 as of September 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(a)

Exhibits:

4.1

Trust Agreement dated as of September 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of September 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of September 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services Inc., in the dual capacities of Servicer and Master Servicer.

99.3

Reconstituted Servicing Agreement dated as of September 1, 2004, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Countrywide Home Loans, Inc., as Servicer.

99.4

Securitization Subservicing Agreement dated as of September 1, 2004, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.5

Old Republic Insurance Company Credit Insurance Policy.

99.6

United Guaranty Residential Insurance Company of North Carolina Pool Insurance Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:

/s/ Matthew Lewis__________________

Name: Matthew Lewis

Title:   Senior Vice President

Dated: September 30, 2004

EXHIBIT INDEX

Exhibit No.	Description	Page No.

4.1

Trust Agreement dated as of September 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora  Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association,  as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of September 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement dated as of September 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services Inc., in the dual capacities of Servicer and Master Servicer.

99.3

Reconstituted Servicing Agreement dated as of September 1, 2004, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Countrywide Home Loans, Inc., as Servicer.

99.4

Securitization Subservicing Agreement dated as of September 1, 2004, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.5	Old Republic Insurance Company Credit Insurance Policy.

99.6	United Guaranty Residential Insurance Company of North Carolina Pool Insurance Policy.